UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2017

WMIH Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14667	91-1653725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FIFTH AVENUE PLAZA 800 FIFTH AVENUE, SUITE 4100 SEATTLE, WASHINGTON		98104
(Address of Principal Executive Offices)		(Zip Code)

(206) 922-2957

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 16, 2017, at a meeting of the Nominating and Corporate Governance Committee (“Nominating Committee”) of the Board of Directors (the “Board”) of WMIH Corp. (the “Company”), three of the Company’s nine directors, separately advised the Nominating Committee and the Board of their decision not to stand for re-election at the Company’s upcoming 2017 annual meeting of stockholders (“2017 Annual Meeting”) as follows:  Eugene I. Davis, the non-executive Chairman of the Board and a member of the Nominating Committee and the Compensation Committee who has served on the Board since March 2012; Paul E. Raether, a non-executive director who has served on the Board since May 2015; and Thomas L. Fairfield, an executive director, who has served on the Board since May 2015.  Each will continue to serve on the Board and any current Board committee positions until the 2017 Annual Meeting.

Each of Messrs. Davis, Raether and Fairfield have confirmed that their decision not to stand for re-election is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, or for any of the other reasons requiring further disclosure under Item 5.02(a) of Form 8-K.

During an Investor Call held by the Company on March 21, 2017, the Company announced that the Nominating Committee intends to recommend to the Board that Chris Harrington, of Kohlberg Kravis Roberts & Co. (“KKR”) be nominated to replace Mr. Raether. Mr. Harrington is a senior member of KKR’s financial services team and he spends a considerable amount of time working with WMIH helping in the search for an acquisition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Letter from Eugene I. Davis, dated March 16, 2017.
99.2	Letter from Paul E. Raether, dated March 16, 2017.
99.3	Letter from Thomas L. Fairfield, dated March 16, 2017.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2016 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: March 21, 2017	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Executive Vice President

Exhibit Index

Number	Exhibit

99.1	Letter from Eugene I. Davis, dated March 16, 2017.
99.2	Letter from Paul E. Raether, dated March 16, 2017.
99.3	Letter from Thomas L. Fairfield, dated March 16, 2017.

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